UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2024
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement
On March 13, 2024 (the “Effective Date”), Sonic Automotive, Inc. (the “Company”) and certain of its subsidiaries entered into the Sixth Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle swing line lender, used vehicle swing line lender, letter of credit issuer and a lender, BMW Financial Services NA, LLC, JPMorgan Chase Bank, N.A., Mercedes-Benz Financial Services USA LLC, Toyota Motor Credit Corporation, PNC Bank, National Association, VW Credit, Inc., American Honda Finance Corporation, U.S. Bank National Association, Wells Fargo Bank, National Association, MassMutual Asset Finance LLC, TD Bank, N.A., World Omni Financial Corp., and First National Bank of Pennsylvania as lenders. The Credit Agreement amended and restated the Company’s existing Fifth Amended, Restated and Consolidated Credit Agreement, dated as of April 14, 2021, among the Company, the subsidiaries of the Company named therein, the lenders party thereto, and Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle swing line lender, used vehicle swing line lender, letter of credit issuer and a lender (as amended prior to the Effective Date, the “Existing Credit Agreement”). The Existing Credit Agreement is comprised of a revolving credit facility (as amended, the “Revolving Credit Facility”), a new vehicle revolving floor plan facility (as amended, the “New Vehicle Floor Plan Facility”) and a used vehicle revolving floor plan facility (as amended, the “Used Vehicle Floor Plan Facility and, together with the New Vehicle Floor Plan Facility, the “Floor Plan Facilities”).

The Credit Agreement amended the Existing Credit Agreement to, among other things, decrease the aggregate commitments under the Floor Plan Facilities by $550.00 million, from $2.95 billion to $2.4 billion, which commitments may be increased at the Company’s option by up to $450.0 million. The commitments under the New Vehicle Floor Plan Facility were increased by $320.00 million from $1.03 billion to $1.35 billion and the commitments under the Used Vehicle Floor Plan Facility commitments were decreased by $870.00 million from $1.57 billion to $700.00 million.

In addition to the various other changes contained therein, the Credit Agreement (i) extended the maturity date to March 13, 2029, five (5) years from the closing of the Credit Agreement, with a permitted one-year extension option thereafter; (ii) increased the basket for quarterly dividends from $0.12 to $0.18 per share of qualified capital stock; (iii) provided additional flexibility for the Company to make asset sales and repurchases of its qualified capital stock; and (iv) removed the covenant requiring the Company to maintain a specified consolidated liquidity ratio.

The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

In connection with the entering into of the Credit Agreement, the Company, its subsidiaries or its affiliates, as applicable, entered into various collateral documents with respect to the Revolving Credit Facility. These documents include an amended and restated security agreement, an amended and restated escrow and security agreement, an amended and restated securities pledge agreement and amended and restated guaranty agreements (collectively with the other agreements delivered in connection with the Credit Agreement, the “Collateral Documents”) with Bank of America, N.A., as administrative agent. Under the Collateral Documents, outstanding obligations under the Revolving Credit Facility are secured by a pledge of substantially all of the Company’s personal property and the personal property of substantially all of the Company’s domestic subsidiaries. The Collateral Documents also provide for the pledge of the franchise agreements and stock or equity interests of the Company’s dealership franchise subsidiaries, except for those dealership franchise subsidiaries where the applicable manufacturer prohibits such a pledge, in which cases the stock or equity interests of the dealership franchise subsidiary is subject to an escrow arrangement with the administrative agent. Substantially all of the Company’s domestic subsidiaries also guarantee the Company’s obligations under the Revolving Credit Facility under the terms of an amended and restated subsidiary guaranty agreement with Bank of America, N.A., as administrative agent, entered into in connection with the Credit Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Sixth Amended and Restated Credit Agreement, dated as of March 13, 2024, among Sonic Automotive, Inc.; the subsidiaries of Sonic Automotive, Inc. named therein; each lender a party thereto; and Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle swing line lender, used vehicle swing line lender, l/c issuer and a lender.

10.2	Fifth Amended and Restated Company Guaranty Agreement, dated as of March 13, 2024, by Sonic Automotive, Inc. to Bank of America, N.A., as administrative agent for each of the lenders.

10.3
Sixth Amended and Restated Subsidiary Guaranty Agreement, dated as of March 13, 2024, by the subsidiaries of Sonic Automotive, Inc. named therein, as guarantors, to Bank of America, N.A., as administrative agent for each of the lenders.

10.4
Sixth Amended and Restated Securities Pledge Agreement, dated as of March 13, 2024, among Sonic Automotive, Inc., the subsidiaries of Sonic Automotive, Inc. named therein and Bank of America, N.A., as administrative agent for the lenders.

10.5
Sixth Amended and Restated Escrow and Security Agreement, dated as of March 13, 2024, among Sonic Automotive, Inc., the subsidiaries of Sonic Automotive, Inc. named therein and Bank of America, N.A., as administrative agent for each of the lenders.

10.6
Sixth Amended and Restated Security Agreement, dated as of March 13, 2024, among Sonic Automotive, Inc., the subsidiaries of Sonic Automotive, Inc. named therein and Bank of America, N.A., as administrative agent for each of the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

March 19, 2024	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel